Exhibit 10.2

AMERICAN MEDIA, INC.

CONTRACT CHANGE NO. 1

THIS CONTRACT CHANGE NO. 1 (this “Amendment”) is made as of November 10, 2004, to that certain Agreement dated June 11, 2002, (as previously amended, the “Agreement”) by and between R.R. Donnelley & Sons Company and American Media, Inc.

WHEREAS, R.R. Donnelley & Sons Company and American Media, Inc. entered into the Agreement; and

WHEREAS, R.R. Donnelley & Sons Company and American Media, Inc. now wish to amend and restate certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the parties hereto agree as follows:

1.	Delete the “DESCRIPTION” clause and replace it with the following:

This agreement (this “Agreement”) by and between R.R. Donnelley & Sons Company (“Donnelley”) and American Media, Inc. (“Publisher”) covers the production of (i) NATIONAL ENQUIRER, THE GLOBE, THE SUN, THE EXAMINER, WEEKLY WORLD NEWS, COUNTRY WEEKLY, MIRA!, STREET PERFORMANCE COMPACT (“SPC”) and MAXIMUM PERFORMANCE HORSEPOWER (“MPH”) at the frequencies outlined in EXHIBIT I – SPECIFICATIONS (AMI titles), and “AMI SPECIALS” as requested from time to time by Publisher (collectively, “AMI TITLES”), for a period of thirteen (13) years, commencing with June, 2002 production and continuing through completion of all December, 2015 production; and (ii) SHAPE, NATURAL HEALTH, FLEX, MUSCLE AND FITNESS, MUSCLE AND FITNESS HERS, FIT PREGNANCY, MEN’S FITNESS and WEIDER SPECIALS as requested from time to time by Publisher (collectively, “WEIDER TITLES”) at the frequencies outlined in EXHIBIT I.1 – SPECIFICATIONS (Weider titles), commencing with January, 2006 production and continuing through December, 2015. The AMI TITLES and the WEIDER TITLES are collectively known as the “Magazines”. Publisher shall have the option of extending the term of this Agreement for production of the rotogravure work for an additional three years under the existing terms and conditions of this Agreement as of December 31, 2015, unless either party gives written notice of termination on or before December 31, 2013.

Subject to the provisions set forth herein, Publisher engages Donnelley, and Donnelley shall be obligated and entitled to do or arrange for (i) all premedia for WEIDER TITLES, and (ii) all preliminary work, cylinder or plate making, printing, stitching, loading and mailing required for production of the Magazines. Donnelley agrees to perform the work

American Media, Inc. Contract Change No. 1

*** Selected confidential information has been omitted from this Exhibit 10.2 pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

as provided herein and to furnish all necessary materials and supplies therefore except such as Publisher, pursuant to the terms hereof, agrees to furnish.

Donnelley and Publisher will develop a mutually agreeable premedia price schedule and service plan for the WEIDER TITLES including a Donnelley facility management arrangement at the Weider offices; provided that the costs incurred by Publisher for the WEIDER TITLES on account of such premedia price schedule and service plan are substantially similar to and consistent with the costs that have historically been incurred by Publisher for such premedia services for the WEIDER TITLES. Donnelley understands that Publisher’s historical costs for premedia services for the WEIDER TITLES have been, on average, $*** per page.

2.	Delete all references to STAR, AUTO WORLD WEEKLY and AMI COUNTRY MUSIC in the Agreement and Exhibits.

3.	Delete the “TRIM SIZE” clause and replace it with the following:

Per EXHIBITS I and I.1 - SPECIFICATIONS.

4.	Delete the “QUANTITY OF WORK TO BE PRODUCED” clause and replace it with the following:

Per EXHIBITS I and I.1 - SPECIFICATIONS.

5.	Delete the “LOCATION OF WORK” clause and replace it with the following:

Per EXHIBIT L – LOCATION OF WORK.

6.	Delete the “CUSTOMER FURNISHED PAPER STORAGE” clause and replace it with the following:

At no cost or expense to Publisher, Donnelley shall provide storage space for blank roll paper stock delivered by Publisher for the work under this Agreement for the current issue in production or to be produced, plus (i) in any rotogravure plant, the amount equivalent to that used for printing *** issues (including but not limited to expanded issues) as defined by Exhibit J, (ii) for MPH and SPC, the amount equivalent to that used for printing *** issues, (iii) for AMI SPECIALS, the amount equivalent to that used for printing *** issues, and (iv) for the WEIDER TITLES, the amount equivalent to that used for printing *** issues. In March of each year during the term of this Agreement (or at any time Publisher changes the publication frequency of any of the Magazines), Publisher shall provide Donnelley a projection of the paper tonnage it expects Donnelley to store pursuant to this clause and Exhibit J will be updated accordingly.

American Media, Inc. Contract Change No. 1	2

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

If Publisher requires storage of paper in excess of that provided herein above, Donnelley will charge for such additional paper storage as follows: On the last day of every month throughout the term of this Agreement, Donnelley will inventory the amount of paper stored and if there is excess tonnage, the amount of tonnage in excess of allowed will be assessed with the Excess Paper Storage rate listed in Exhibits A, A.1 and A.2.

Donnelley agrees to enter and exchange data with Publisher related to paper/print management via Publisher’s paper management system of choice. Donnelley agrees to send papiNet messages to any paper/print management system that Publisher may choose from time to time.

7.	Delete the first paragraph of the “STITCHING, MAILING AND BUNDLING” clause and replace it with the following:

For Publisher’s saddlestitched titles, as defined in Exhibits I and I.1, Donnelley will gather, saddlewire stitch and trim flush three sides up to *** sections (including cover) for delivery upon completion f.o.b. Donnelley’s plant of manufacture. All bind-in cards will be trimmed at the foot.

For Publisher’s perfect bound titles, as defined in Exhibits I and I.1, Donnelley will gather, perfect bind and trim flush three sides up to *** sections (including cover) for delivery upon completion f.o.b. Donnelley’s plant of manufacture. All bind-in cards will be trimmed at the foot.

Donnelley and Publisher will develop a mutually agreeable co-mail price schedule and production plan for WEIDER TITLES and incorporate herein at a later date; provided that the costs incurred by Publisher for the WEIDER TITLES on account of such co-mail price schedule and production plan are substantially similar to and consistent with the costs that have historically been incurred by Publisher for such co-mail services for the WEIDER TITLES.

8.	Delete the “FREIGHT” clause and replace it with the following:

Donnelley will arrange for shipment of Publisher’s finished materials from Donnelley’s plant of manufacture. Publisher shall pay distribution charges, and Donnelley shall be entitled to retain any brokerage commissions, volume discounts, or other service charges earned by Donnelley or Donnelley’s wholly-owned subsidiaries.

Upon thirty (30) days written notice, Donnelley may adjust distribution pricing based on increases in cost, including but not limited to any increase in energy cost, transportation cost, labor cost, fuel cost, postal or other governmental regulation, or other changes which may impact the cost to distribute Publisher’s product. Following such notification Publisher will have sixty (60) days to notify Donnelley if Publisher intends to change distribution vendors.

American Media, Inc. Contract Change No. 1	3

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

Applicable fuel surcharges will be based on the U.S. Department of Energy On Highway Diesel Fuel Index published weekly.

As newsstand shortages occur during the term of this Agreement, Publisher shall provide Donnelley with an accounting of shortages in newsstand bundles received during the previous six-month period. Thereafter, Donnelley shall credit Publisher’s account in an amount equal to the cost of manufacturing, ink and paper attributable to that number of copies. Notwithstanding the foregoing, in the event there is a significant shortfall at any time during the six-month period, Publisher shall immediately notify Donnelley.

9.	Delete the “OVERRUNS AND UNDERRUNS” clause and replace it with the following:

For gravure titles, variations in quantity of *** more or less will constitute acceptable delivery. For MPH, SPC and the WEIDER TITLES, acceptable delivery will constitute the following variations in quantity: (i) *** more on print orders of 500,000 or fewer copies, (ii) *** more on print orders between 500,001 and 750,000 copies, (iii) *** more on print orders of 750,001 and higher, and (iv) *** underruns for any print order. The price will be adjusted at the over/under delivery over thousand copy price. If the work involves more than one version, the over/under percent for each version shall depend on the ordered quantity of that version, as separately quoted.

10.	Delete the “PRICES” clause and replace it with the following:

Publisher shall pay Donnelley for work performed pursuant to this Agreement at the prices set forth in Exhibits A, A.1 and A.2; provided, however, that the price of all work for the WEIDER TITLES (including but not limited to the prices set forth in Exhibit A.2, but excluding all amounts invoiced for ink, postage, freight and Donnelley-supplied paper) shall be reduced by ***% in all invoices. It is understood and agreed that, subject to the “SALE OF PUBLICATION” clause of this Agreement, the price of all work for the WEIDER TITLES (including but not limited to the prices set forth in Exhibit A.2 and the aforementioned ***% discount) shall be automatically transferred and assigned to any person or entity that, directly or indirectly, purchases or otherwise acquires all or substantially all of Publisher’s right, title and interest in and to (i) the WEIDER TITLES, and/or (ii) Weider Publications, LLC.

11.	Add a new “VOLUME REBATE” clause, after the “PRICES” clause, as follows:

If the 2005 Qualified Amount equals or exceeds the 2005 Sales Target, then Donnelley will provide Publisher with a rebate equal to *** percent (***%) of the 2005 Qualified Amount for all paid invoices.

American Media, Inc. Contract Change No. 1	4

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

“2005 Qualified Amount” shall mean the total of all amounts that Donnelley charges Publisher in 2005 for the work described herein, excluding the sum of (i) the 2005 Ineligible Costs and (ii) the 2005 Preexisting Business.

“2005 Ineligible Costs” shall mean all amounts that Donnelley charges Publisher in 2005 for freight, postage and Donnelley-supplied paper.

“2005 Sales Target” shall mean the sum of (i) $*** and (ii) the 2005 Incremental Value (excluding any applicable 2005 Ineligible Costs).

“2005 Incremental Value” shall mean (i) the total of amounts that Donnelley actually charges Publisher in 2005 for the production and distribution of NATIONAL ENQUIRER, THE SUN and WEEKLY WORLD NEWS, less (ii) the sum of amounts that Donnelley would charge Publisher in 2005 for the production and distribution of (a) forty (40) regular issues of each of NATIONAL ENQUIRER (with sixty (60) pages per regular issue), THE SUN (with forty-eight (48) pages per regular issue) and WEEKLY WORLD NEWS (with forty-eight (48) pages per regular issue), and (b) twelve (12) expanded issues of each of NATIONAL ENQUIRER (with eighty-four (84) pages per expanded issue), THE SUN (with seventy-two (72) pages per expanded issue), and WEEKLY WORLD NEWS (with seventy-two (72) pages per expanded issue).

“2005 Preexisting Business” shall mean all amounts that Donnelley charges Publisher in 2005 for any titles that Publisher may hereafter acquire which, immediately prior to such acquisition, are printed by Donnelley.

If the Qualified Amount in 2006 and thereafter equals or exceeds the Sales Target in any calendar year, then Donnelley will provide Publisher with a rebate equal to *** percent (***%) of the Qualified Amount for paid invoices.

“Qualified Amount” shall mean the total of all amounts that Donnelley charges Publisher in any calendar year (beginning on January 1, 2006) for the work described herein, excluding the sum of (i) the Ineligible Costs and (ii) the Preexisting Business.

“Ineligible Costs” shall mean all amounts that Donnelley charges Publisher in any calendar year (beginning on January 1, 2006) for freight, postage and Donnelley-supplied paper.

“Sales Target” shall mean, in any calendar year (beginning on January 1, 2006), the sum of (i) $*** and (ii) the Incremental Value (excluding any applicable Ineligible Costs) for such calendar year.

American Media, Inc. Contract Change No. 1	5

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

“Incremental Value” shall mean (i) the total of amounts that Donnelley actually charges Publisher in any calendar year (beginning on January 1, 2006) for the production and distribution of NATIONAL ENQUIRER, THE SUN and WEEKLY WORLD NEWS, less (ii) the sum of amounts that Donnelley would charge Publisher in any calendar year (beginning on January 1, 2006) for the production and distribution of (a) forty (40) regular issues of each of NATIONAL ENQUIRER (with sixty (60) pages per regular issue), THE SUN (with forty-eight (48) pages per regular issue) and WEEKLY WORLD NEWS(with forty-eight (48) pages per regular issue), and (b) twelve (12) expanded issues of each of NATIONAL ENQUIRER (with eighty-four (84) pages per expanded issue), THE SUN (with seventy-two (72) pages per expanded issue), and WEEKLY WORLD NEWS (with seventy-two (72) pages per expanded issue).

“Preexisting Business” shall mean all amounts that Donnelley charges Publisher in any calendar year (beginning on January 1, 2006) for any titles that Publisher may hereafter acquire which, immediately prior to such acquisition, are printed by Donnelley.

All such annual rebates will be calculated promptly after the close of business on December 31 of each year and, if applicable, will be applied in the form of credit memorandum no later than February 15 of the following year.

Should Donnelley no longer perform any of the work described in this Agreement, neither the 2005 Sales Target nor the Sales Target shall be reduced.

12.	Delete the “CREDITS” clause in its entirety.

13.	Delete the “PRICE ADJUSTMENTS” clause and replace it with the following:

The prices for any purchased services stated in this Agreement or its exhibits are based upon the cost of purchased services as of January 1, 2004. The prices for ink stated in this Agreement or its exhibits are based upon the printed area and format size as of January 1, 2004 and will be adjusted in proportion to: (i) price increases or decreases of Donnelley’s ink suppliers of which Publisher has received at least thirty (30) days prior written notice, or (ii) any change in format size and resulting change in printed area. Any increase or decrease in ink prices will be passed on to Publisher for presswork for the first full issue after the effective date of the new ink price.

The manufacturing prices for the AMI TITLES, which include binding and disposition materials, stated in this Agreement shall be adjusted on *** of each year during the term of this Agreement (the “Adjustment Date”), beginning on ***, as follows: In *** of each year during the term of this Agreement, Donnelley will calculate the percentage of change in the Consumer Price Index (the “CPI”) during the

American Media, Inc. Contract Change No. 1	6

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

twelve month period beginning with the fifteenth month preceding the Adjustment Date and ending with the third month preceding the Adjustment Date. If this calculation shows that there has been an increase in the CPI, then, beginning on the Adjustment Date, all of the manufacturing prices shall be increased by an amount equal to *** percent (***%) of such increase in the CPI. If this calculation shows that there has been no increase in the CPI, then (i) no change shall be made in the manufacturing prices for the next twelve months, and (ii) at the next Adjustment Date, Donnelley will calculate the percentage of change in the CPI during the period of time beginning with the fifteenth month preceding the last Adjustment Date for which there was an increase in CPI and ending with the third month preceding the current Adjustment Date.

The manufacturing prices for the WEIDER TITLES, which include binding and disposition materials, stated in this Agreement shall be adjusted on *** of each year during the term of this Agreement (the “Adjustment Date”), beginning on ***, as follows: In *** of each year during the term of this Agreement, Donnelley will calculate the percentage of change in the Consumer Price Index (the “CPI”) during the twelve month period beginning with the fifteenth month preceding the Adjustment Date and ending with the third month preceding the Adjustment Date. If this calculation shows that there has been an increase in the CPI, then, beginning on the Adjustment Date, all of the manufacturing prices shall be increased by an amount equal to *** percent (***%) of such increase in the CPI; provided, however, that the manufacturing prices shall not be increased by more than *** percent (***%) in any calendar year. If this calculation shows that there has been no increase in the CPI, then (i) no change shall be made in the manufacturing prices for the next twelve months, and (ii) at the next Adjustment Date, Donnelley will calculate the percentage of change in the CPI during the period of time beginning with the fifteenth month preceding the last Adjustment Date for which there was an increase in CPI and ending with the third month preceding the current Adjustment Date.

For purposes of this Agreement, “CPI” means the Consumer Price Index (1982-84 = 100), All Urban Wage Earners and Clerical Workers, U.S. City Average, published monthly by the Bureau of Labor Statistics, U.S. Department of Labor. If the CPI as defined herein is revised or discontinued, the calculations described herein shall be made using the price index with which the Bureau of Labor Statistics replaces it.

14.	Delete the “PRICE REDUCTIONS” clause and replace it with the following:

On January 1, 2010, Donnelley will reduce the then-current manufacturing prices, excluding ink, shrink wrap and other materials supplied by Donnelley, in Exhibit A by *** percent (***%), for all work produced after that date.

American Media, Inc. Contract Change No. 1	7

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

15.	Delete the “TERMS OF PAYMENT” clause and replace it with the following:

For AMI TITLES, invoices will be due net cash *** from Publisher’s receipt of invoice which Donnelley will send by overnight delivery service; if paid within ***, an early payment discount of *** percent (***%) may be taken. The early payment discount will only apply if payment has been received in an account designated by Donnelley no later than *** after Publisher’s receipt of invoice.

For WEIDER TITLES, invoices will be due net cash *** from Publisher’s receipt of invoice; if paid within***, an early payment discount of *** percent (***%) may be taken. The early payment discount will only apply if payment has been received in an account designated by Donnelley no later than *** after Publisher’s receipt of invoice.

Publisher agrees to reimburse Donnelley promptly for discounts it takes and to which it is not entitled because it does not pay within the time period specified in this section. Charges for any subsequent binding lots will be invoiced upon completion with terms of net cash *** from Publisher’s receipt of invoice, which Donnelley will send by overnight delivery service.

16.	Delete the “EXHIBITS” clause and replace it with the following Exhibits that are attached and incorporated into this Amendment:

EXHIBIT A – PRICE SCHEDULE

EXHIBIT A.1 –PRICE SCHEDULE

EXHIBIT A.2 – WEIDER PRICE SCHEDULE

EXHIBIT B – PRODUCTION SCHEDULE

EXHIBIT B.1 – WEIDER PRODUCTION SCHEDULE

EXHIBIT C – ROLL SPECIFICATIONS AND SHIPPING INSTRUCTIONS

EXHIBIT D – HOLIDAY SCHEDULE

EXHIBIT E – MANUFACTURING PLAN

EXHIBIT F – intentionally left blank

EXHIBIT G – TERMINATION CHARGES

EXHIBIT H – EXCESSIVE WEB BREAKS

EXHIBIT I – SPECIFICATIONS

EXHIBIT I.1 – WEIDER SPECIFICATIONS

EXHIBIT J – PAPER STORAGE

EXHIBIT K – intentionally left blank

EXHIBIT L – LOCATION OF WORK

17.	Except as otherwise expressly provided hereunder or under any pre-existing amendment, all provisions of the Agreement shall remain unchanged and in full force and effect.

18.	This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to conflict of law principles

19.	This Amendment may be modified, amended or supplemented only by a written agreement signed by each of R.R. Donnelley & Sons Company and American Media, Inc.

American Media, Inc. Contract Change No. 1	8

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed by their respective duly authorized officers, as of the day and year written below.

Executed on November 18, 2004

AMERICAN MEDIA, INC.

By:	/s/ DAVID PECKER
Name:	David Pecker
Title:	Chairman, President and CEO

Executed on November 18, 2004

R.R. DONNELLEY & SONS COMPANY

By:	/s/ JOHN PALOIAN
Name:	John Paloian
Title:	Group President

American Media, Inc. Contract Change No. 1

American Media, Inc. ROTOGRAVURE WEEKLIES	Page A-1 January 1, 2004

EXHIBIT A - PRICE SCHEDULE

DIGITAL TRANSMISSION

	Cylinder and Makeready		Run Per 1,000 Copies
Of pages, through RRD Megacast System, per week**	$	***	$	***
** Includes titles listed in attached Agreement

PRESSWORK:

Offset Cover - for rotogravure (body) titles:
4 Pages of 4/C as 1/4		***		***
6 Pages Gatefold of 4/C as 1/6		***		***
8 Pages of 4/C as 1/8, 2-on		***		***
8 Pages of 4/C as 1/8, 4-on		***		***
8 Pages Gatefold of 4/C as 1/8		***		***
Open 5th Unit on Cover, first side		***
Run: 5th Unit, 4 pages		***		***
5th Unit, 6 or 8 pages		***		***
Open 5th Unit on Cover, second side		***		***
Press Stop, per stop		***		***
Plate Change, per plate		***		***
Interplant Handling and Freight, per cover, per week - except AWW		***		***
Interplant Handling and Freight, per cover, per week - AWW		***		***

Gravure Body:
Wide Web (8-55 1/8" cylinders, 1 web), 48/48 pages 4C/4C Primary or Secondary		***		***
Wide Web (8-55 1/8" cylinders, 1 web), 60 pages (1-on or 2-on) 4C/4C Primary Only		***		***
Wide Web (8-55 1/8" cylinders, 1 web), 60, 72 or 84 pages 1-ON4C/4C (or Expanded)		***		***
Narrow Web (8-36 3/4" cylinders, 1 web), 48 or 56 pages 4C/1C		***		***
Wide Web (8-57" cylinders, 1 web), 72 pages 4C/4C (Country)		***		***
AWW and all other saddle bound, 72pp (1-on) wide-web products		***		***
True Following Form Makeready-1 web (48 to 48/ 72 to 72), per cylinder		***		***
Following Form Makeready-1 web (48 to 72 /72 to 48), per cylinder		***		***
Press stitch		***		***
Wide Web (8-57" cylinders, 1 web), 72 or 96 pages Specials only		***		***
Wide Web (8-57" cylinders, 1 web), 108 pages Specials only*		***		***
Wide Web (8-57" cylinders, 1 web), 120 pages Specials only*		***		***
Wide Web (8-57" cylinders, 1 web), 132 pages Specials only*		***		***

* Requires 3-Meter Equipment

BINDING
Basic Saddlestitch and Trim		***		***
Each section		***		***
Lot change, per signature		***		***
Standard Mail - Basic - Address, bag and load
bound books		***		***
Each section		***		***
InkJet Address Cover		***		***

Comail Operations
Makeready, per packer		***
Run, per packer, per 1,000 books		***
Version Change		***
Late Fee, Per Day		***
Drop Out Fee, After Deadline Date		***
Minimum Programming Charge		***
Identify and Parse Name, Title, Firm, and Address Data, Per Hour		***
Convert Files to a Standard Format, Per Hour		***
Assign Gender and Prenames, Per Hour		***
Create Custom Salutations, Per Hour		***
Search and Replace Data, Per Hour		***
Merge Perge, Per 1,000		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. ROTOGRAVURE WEEKLIES	Page A-2 January 1, 2004

EXHIBIT A - PRICE SCHEDULE

DISPOSITION:

	Cylinder and Makeready	Run Per 1,000 Copies
Bundling:
Primary Titles - 48pp or 60pp Books
Bundles of 50's	***	***
Wrap for bundles of 50's	***	***
Primary Titles - 72pp or 84pp Books
Bundles of 50's	***	***
Wrap for bundles of 50's	***	***
Secondary Titles - all Books
Bundles of 50's	***	***
Wrap for bundles of 50's	***	***
Bundles of 100's	***	***
Wrap for bundles of 100's	***	***
AWW and Country:
On-line Bundles of 50's	***	***
Wrap for on-line bundles of 50's	***	***

All Titles
Offline mail (1-up Chesire)	***	***
Cartons, per carton	***	***
Regular Wood Skids, per skid	***	***
INCA Skids, per skid	***	***
Enveloping (including inserting copies into envelope), per envelope	***	***
MIRA
Inserter (on bind line, incl. Binding above)	***	***
Offline bundling (100's)	***	***

Price
GRAVURE INK - Primary and Secondary Titles Except WWN and COUNTRY WEEKLY:
4/C Body, per page, per M copies	$	***
1/C Body, per page, per M copies		***

GRAVURE INK - WWN and COUNTRY WEEKLY:
WWN - 1/C Body, per page, per M copies		***
COUNTRY WEEKLY - 1/C Body, per page, per M copies		***

OFFSET INK: Cover, per page, per M copies		***
Body, per page, per M copies		***

OVERTIME RATES, per hour

	Overtime		Doubletime
(To be charged in addition to above prices)
Preliminary Technician	$	***	$	***
Cylinder Making		***		***
Offset Presswork		***		***
Gravure Presswork		***		***
Saddlewire Binding		***		***
Mailing or Bundling		***		***

HOLDING HOUR RATES, per hour

Price
Cylinder Making	$	***
Gravure Presswork: 8 Unit, 1-Reel		***
10 Unit, 2-Reel		***
Offset Presswork: 4 Unit		***
8 Unit		***
Saddlewire Binding		***
Mailing or Bundling		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. ROTOGRAVURE WEEKLIES	Page A-3 January 1, 2004

EXHIBIT A - PRICE SCHEDULE

MISCELLANEOUS PRICES

Price
AMI Payback to RRD for Less Than 6 Expanded Issues (Fixed) in accordance with Exhibit K:
ENQUIRER, per expanded issue < 6	$	***
STAR, per expanded issue < 6		***
GLOBE, per expanded issue < 6		***
4/C Proofs, each		***
Contacts, each		***
Cylinder Change (cylinder change only), each -		***
Cylinder Change (cylinder change with paper and/or press/folder configuration change), each - 57"		***
Cylinder Change (cylinder change with paper and/or press/folder configuration change), each - 38"		***
Cylinder Change, each - WWN		***
Excess Paper Storage, per cwt		***
Handling Rejected Paper, per cwt		***
Excess Web Breaks, each		***

AWW = Auto World Weekly

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. ROTOGRAVURE WEEKLIES	Page A-4 January 1, 2004

EXHIBIT A - PRICE SCHEDULE

PAPER REQUIREMENTS - NATIONAL ENQUIRER/GLOBE

	Web Width	Makeready Pounds	Pounds Per M Copies
Body Forms
***
WIDE WEB FORMS (55-1/8" cylinders)
48 pages 2-on	89	***	***
60 pages 1-on	55 5/8	***	***
60 pages 2-on	111 1/4	***	***
84 pages 1-on	77 7/8	***	***
72 pages 1-on	66 3/4	***	***
60/48 pages 1-on, each	100 1/8	***	***
NARROW WEB FORMS (36-3/4" cylinders)
48 pages 1-on	66 3/4	***	***
ADDITIONAL FOR CYLINDER CHANGES
55-1/8" cylinder, per cylinder	—	***	***
36-3/4" cylinder, per cylinder	—	***	***

PAPER REQUIREMENTS - MIRA/EXAMINER/SUN

	Web Width	Makeready Pounds	Pounds Per M Copies
Body Forms
***
WIDE WEB FORMS (55-1/8" cylinders)
48 pages 2-on	89	***	***
ADDITIONAL FOR CYLINDER CHANGES
55-1/8" cylinder, per cylinder	—	***	***

PAPER REQUIREMENTS - COUNTRY/AWW

	Web Width	Makeready Pounds	Pounds Per M Copies
Cover Forms
***
4 pages 4-on	37 1/4	***	***
6 pages Gatefold 2-on	27 3/8	***	***
8 pages 2-on	37 1/4	***	***
8 pages 4-on	37 1/4	***	***
8 pages Gatefold 2-on	36	***	***
Press Stop	37 1/4	***	***
Plate Change	37 1/4	***	***
Open 5th Unit	37 1/4	***	***

	Web Width	Makeready Pounds	Pounds Per M Copies
Body Forms
***
WIDE WEB FORMS (57" cylinders)
72 pages 1-on	66 1/2	***	***
ADDITIONAL FOR CYLINDER CHANGES	—	***	***
57" cylinder, per cylinder	—	***	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. ROTOGRAVURE WEEKLIES	Page A-5 January 1, 2004

EXHIBIT A - PRICE SCHEDULE

PAPER REQUIREMENTS - WWN/WWN SPECIALS

	Web Width	Makeready Pounds	Pounds Per M Copies
Cover Forms - WWN SPECIALS
***
4 pages 4-on	37 1/4	***	***
6 pages Gatefold 2-on	27 3/8	***	***
8 pages 2-on	37 1/4	***	***
8 pages 4-on	37 1/4	***	***
8 pages Gatefold 2-on	36	***	***
Press Stop	37 1/4	***	***
Plate Change	37 1/4	***	***
Open 5th Unit	37 1/4	***	***

	Web Width	Makeready Pounds	Pounds Per M Copies
Body Forms - WWN
***
WIDE WEB FORMS (55-1/8" cylinders)
48 pages 2-on	89	***	***
ADDITIONAL FOR CYLINDER CHANGES
55-1/8" cylinder, per cylinder	—	***	***

	Web Width	Makeready Pounds	Pounds Per M Copies
Body Forms - WWN SPECIALS
***
WIDE WEB FORMS (57" cylinders)
72 pages 1-on	66 1/2	***	***
ADDITIONAL FOR CYLINDER CHANGES
57" cylinder, per cylinder	—	***	***

PAPER WASTE
ENQUIRER/STAR/GLOBE/SUN/EXAMINER/WWN			***	%
COUNTRY/AWW (bound products)			***	%

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc.		Page A.1-1
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

PRELIMINARY

Price
Separation/Scanning Services
Up to 8 x 10		$	***
8 x 10 to Spread			***
B/W Scan, each			***
Duotone, each			***
Tritone, each			***
Quadtone, each			***
4/color to B/W			***
Line Art			***
Create Low-Res File			***
Copy Conversion (non-scannable artwork)			***
Outlining - Simple			***
Copy Dot Scan (analog film), per color, per page			***

Material Handling/Electronic Services
Digital Receive & Handle, per unique page			***
Preflight, per unique page			***
Edit Picture Placement			***
Write Postscript, per color, per page			***
Impose & RIP, per color, per page			***
Up Load Preview File (PRV)			***
Insert Copy Dot Low-res - 1st image, per page			***
Insert Copy Dot Low-res - add'l image same page			***
Convert RGB File			***
RSL/Key Code Change			***
System/Handwork Time, per hour			***
Imageset Film, per color			***
Trap, per page			***

Conventional Prepress
Film Contact, per color			***
Receive & Handle Analog Film:	Full Page, per color		***
	Partial Page, per color		***
S.W.O.P. Inspection, per subject			***
Analog Film Proof, per page			***

Digital Proofing
Iris, per page, per proof			***
Kodal Approval, per page, per proof			***
Rainbow - DCP 9000, per page, per proof			***
Color Laser Proof, per page, per proof			***
Digital Blue Line, per page, per proof			***

Computer to Plate
M1000 Plate Change			***

Data Storage Services
Archival Archive, per element			***
Archival, per event - 1st 6 months			***
Archival, per event - 2nd 6 months			***
Retrieval Retrieval, per image			***
Retrieval, per event			***
Retrieval - 1st page			***
Each add’l page, same event			***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-2
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

PRESSWORK

Includes all plates, rec/handle digital files and imposing (except for versions); ink and paper are extra.

	Makeready		Run Per 1,000 Copies
Cover Forms:
4 Page as 1/4	$	***	$	***
6 Page Low-Folio Gatefold		***		***
Additional for sheeter MR		***		***
U.V. or Aqueous (Solid) Coating 1 side only*		***		***
4 Pages		***		***
6 Pages		***		***
Open 5th unit		***		***
4 Pages		***		***
6 or 8 Pages		***		***
Open 5th unit, second side		***		***

* Paper and coating material are additional

Body Forms:
Four-Color M3000 Body Forms*:
48 Pages as 2/24’s or 4/12’s		***		***
24 Pages as 1/24 or 2/12’s		***		***

* Subject to availability of equipment

Four-Color Body Forms:
32 Pages as 2/16’s or 4/8’s		***		***
16 Pages as 1/16 or 2/8’s		***		***
8 Pages as 1/8 or 2/4’s		***		***
8 Page form as Double Gatefold		***		***
6 Page form as 1/6 (Low-Folio Gatefold)		***		***
4 Pages as 1/4		***		***

MISCELLANEOUS PRESSWORK

Less Plate, per plate (M-1000)		***		***
Press stop (M-1000)*		***		***
Plate change, per plate (M-1000)*		***		***
Less Plate, per plate (M-3000)		***		***
Press stop (M-3000)*		***		***
Plate change, per plate (M-3000)*		***		***
Press stop and rubout (mail indicia)*		***		***
Open 5th or 9th unit		***		***
4 Pages		***		***
6 or 8 Pages		***		***
12 or 16 Pages		***		***
Open 5th unit, second side		***		***
Split fountain, including washup, per split		***		***
Drop Web*		***		***
Change Paper*		***		***
Perf Head to Foot*		***		***

* Paper is additional

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-3
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

INK
Run Per 1,000 Copies
Cover:
Black ink, per page			$	***
Color ink, per color, per page				***
U.V. Coating, per page				***
Body:
Black ink, per page				***

BINDING

	Makeready		Run Per 1,000 Copies
Basic - Patent bind and trim	$	***	$	***
Each section (minimum 16pp on SCA stock)		***		***
Order card fed flat from permanent card feeder		***		***
Envelope or full size order card		***		***
Blow in card		***		***
6 Page Gatefold (add’l to section charge)		***		***
Reverse bind one 4-page to create a 6-page gate		***		***
Lot change, per section		***		***

Patent Binding Penalties:
Additional Makeready Hours, per hour		***		***
Add’l crew for Patent Line, per person, per thousand		***		***
Slowdowns: 5% Patent Slowdown, per thousand		***		***
10% Patent Slowdown, per thousand		***		***
15% Patent Slowdown, per thousand		***		***
20% Patent Slowdown, per thousand		***		***
25% Patent Slowdown, per thousand		***		***
30% Patent Slowdown, per thousand		***		***
35% Patent Slowdown, per thousand		***		***
40% Patent Slowdown, per thousand		***		***
45% Patent Slowdown, per thousand		***		***
50% Patent Slowdown, per thousand		***		***

Basic - Saddlewire bind and trim		***		***
Each section (minimum 16pp on SCA stock)		***		***
Order card fed flat from permanent card feeder		***		***
Envelope or full size order card		***		***
Blow in card		***		***
6 Page Gatefold (add’l to section charge)		***		***
Lot change, per section		***		***
Saddlewire Binding Penalties:
Additional Makeready Hours, per hour		***		***
Add’l crew for Saddle Line, per person, per thousand		***		***
Slowdowns: 5% Saddle Slowdown, per thousand		***		***
10% Saddle Slowdown, per thousand		***		***
15% Saddle Slowdown, per thousand		***		***
20% Saddle Slowdown, per thousand		***		***
25% Saddle Slowdown, per thousand		***		***
30% Saddle Slowdown, per thousand		***		***
35% Saddle Slowdown, per thousand		***		***
40% Saddle Slowdown, per thousand		***		***
45% Saddle Slowdown, per thousand		***		***
50% Saddle Slowdown, per thousand		***		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-4
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

MAILING AND BUNDLING

	Makeready		Run Per 1,000 Copies
Standard Mail - Basic - Address, bag and load bound books	$	***	$	***
Each section		***		***
Additional for shrinkwrapped bundles		***		***
Palletized Mail - Basic - Address, bag and load bound books (use in lieu of standard mail)		***		***
Each section		***		***
InkJet Address Cover		***		***
Off-Line mail - bag & load bound books		***		***
Additional for peel-off pressure sensitive labels		***		***
Additional for Short run mail
Less than 25,000 copies		***		***
25,000 to 49,999 copies		***		***
50,000 to 99,999 copies		***		***

Bundle, ATRACS label, tie and load bound books (up to 40# per bundle and in accordance with our machine specs.):
Bundle 70’s		***		***
Bundle 50’s		***		***
Bundle 40’s		***		***
Bundle 30’s		***		***
Bundle 25’s		***		***
Bundle 20’s		***		***

Sitma Wrapper - Wrap (no film included), address, bag and load bound books (up to 144 pages) (all onserts are additional)	$	***	$	***
Sitma Wrap (no film included) - No Mail (up to 144 pages)		***		***
Additional for clear film		***		***
Additional for pre-printed generic film		***		***
Additional for Automatable Poly		***		***
Additional for books with more than 144 pages: Up to and including 300 pages, per M		***		***
Sitma Lot Change, each		***		***
Additional for Short run mail
Less than 25,000 copies		***		***
25,000 to 49,999 copies		***		***
50,000 to 99,999 copies		***		***

Non-Selective Onserting:
Makeready, per onsert		***		***
Run Per M, per onsert:
A two-page 6" x 4" onsert card		***		***
A multipage onsert up to 24 pages		***		***
A multipage onsert over 24 pgs to 48 pgs		***		***
A multipage onsert over 50 pgs to 72 pgs		***		***
A multipage onsert over 74 pgs to 96 pgs		***		***
A CD Onsert		***		***
Additional Feeder - Sitma - Per Person Per 1000 copies		***		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-5
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

Comail Operations
Makeready, per packer			***
Run, per packer, per 1,000 books			***
Version Change			***
Late Fee, Per Day			***
Drop Out Fee, After Deadline Date			***
Minimum Programming Charge			***
Identify and Parse Name, Title, Firm, and Address Data, Per Hour			***
Convert Files to a Standard Format, Per Hour			***
Assign Gender and Prenames, Per Hour			***
Create Custom Salutations, Per Hour			***
Search and Replace Data, Per Hour			***
Merge Perge, Per 1,000			***

SUPPLEMENTAL MAILING OPERATIONS

Offline mail, bag and load bound books	***		***
Additonal to prepare postal forms (#3541 and #3542), per issue:
1st Form	***		***
Each Additional Form	***		***
Add’l to prepare 3rd Class Postal permit #3602, per issue, per form	***		***
Additional to prepare export documents, per issue, per form	***		***

MISCELLANEOUS PRICES

Price

Cartoning and cartons (up to 40# per carton), per carton		$	***
Interplant handling, per skid (Freight is addtional)			***
Packing in non-returnable Power Paks (up to 2,000 # per container), per container			***
Pack and Band Cartons or bundles on skids, per skid			***
Receiving furnished inserts, etc. per cwt			***
Paper Handling, per 1,000 pages			***
Pool Freight, per cwt			***
Setup Allowance, per batch, each setup			***
Enveloping, per thousand copies (envelopes are extra)			***
RRD Supplied envelopes, per thousand			***
Meter Strips, per package, book, or bundle			***

HANDWORK

Price

Preliminary, per man hour		$	***
Pub Room - skilled, per man hour			***
Pub Room - unskilled, per man hour			***

HOLDING RATES

Price

Single Web Press, per hour		$	***
Double Web Press, per hour			***
Patent Binding, per hour			***
Sitma wrap, per hour			***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-6
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

OVERTIME

Price

Preliminary (Platemaking), per hour*	$	***
Presswork
Single Web overtime, per hour*		***
Double Web overtime, per hour*		***
Binding
Patent Binding overtime, per hour*		***
Mailing or Bundling overtime, per hour*		***
Sitma Wrap and Mail overtime, per hour*		***

* Doubletime, per hour, @ 200% of the rates above.

STORAGE

Price

Back-Issue Storage:
First month or fraction thereof, per skid	$	***
Each additional month (storage), per skid		***
Excess Paper Storage:
First month or fraction thereof, per cwt		***
Each additional month (storage), per cwt		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-7
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

PAPER IN POUNDS - 8 x 10-1/2"

-A furnished paper handling fee of $0.037/M pages will be applied.

	Makeready #'s	#'s Per 1,000 Copies
Cover Form:
Basis 25 x 38 - 70# COATED #3

Four-Color Forms:
4 Page as 1/4	***	***
6 Page Low-Folio Gatefold	***	***
U.V. or Aqueous Coating, 1 side only:
4 Pages	***	***
6 Pages	***	***
Open 5th unit:
4 Pages	***	***
6 Pages	***	***

Basis 25 x 38 - 80# COATED #3

Four-Color Forms:
4 Page as 1/4	***	***
6 Page Low-Folio Gatefold	***	***
U.V. or Aqueous Coating, 1 side only:
4 Pages	***	***
6 Pages	***	***
Open 5th unit:
4 Pages	***	***
6 Pages	***	***

Body Forms:
Basis 25 x 38 - 38# SCA

Four-Color & Combo Body Forms:
32 Pages as 2/16's or 4/8's	***	***
16 Pages as 1/16 or 2/8's	***	***
8 Pages as 1/8 or 2/4's	***	***
8 Page form as Double Gatefold (single web)	***	***
6 Page form as 1/6 (Low-Folio Gatefold, single web)	***	***
4 Pages as 1/4	***	***

One-Color & Two-Color Body Forms:
32 Pages as 2/16's	***	***
16 Pages as 1/16 or 2/8's	***	***
8 Pages as 1/8 or 2/4's	***	***
4 Pages as 1/4	***	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-8
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

PAPER IN POUNDS - 8 x 10-1/2", continued

-A furnished paper handling fee of $0.037/M pages will be applied.

	Makeready #'s		#'s Per 1,000 Copies
Body Forms:
Basis 25 x 38 - 45# COATED TEXT STOCK

Four-Color M3000 Body Forms:
48 Pages as 2/24's or 4/12's	***		***
24 Pages as 1/24 or 2/12's	***		***

Four-Color & Combo Body Forms:
32 Pages as 2/16's or 4/8's	***		***
16 Pages as 1/16 or 2/8's	***		***
8 Pages as 1/8 or 2/4's	***		***
8 Page form as Double Gatefold (single web)	***		***
6 Page form as 1/6 (Low-Folio Gatefold, single web)	***		***
4 Pages as 1/4	***		***

One-Color & Two-Color Body Forms:
32 Pages as 2/16's	***		***
16 Pages as 1/16 or 2/8's	***		***
8 Pages as 1/8 or 2/4's	***		***
4 Pages as 1/4	***		***

Basis 25 x 38 - 60# COATED #4

Four-Color Forms:
4 Pages as 1/4	***		***
Add’l to HtoF Perf	***		***

Percentage Additionals for All Forms
Press Stop	***	%
Each Plate Changed	***	%
Change Paper	***	%
Drop Web	***	%
Wash-up			***	%
Perforating			***	%

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc.		Page A.1-9
OFFSET Magazines	EXHIBIT A.1 - PRICE SCHEDULE	January 1, 2004

PAPER IN POUNDS - 9 x 10-7/8"

-A furnished paper handling fee of $0.037/M pages will be applied.

	Makeready #'s		#'s Per 1,000 Copies
Cover Form:
Basis 25 x 38 - 70# COATED #3

Four-Color Forms:
4 Page as 1/4	***		***
6 Page Low-Folio Gatefold	***		***
U.V. or Aqueous Coating, 1 side only:
4 Pages	***		***
6 Pages	***		***
Open 5th unit:
4 Pages	***		***
6 Pages	***		***

Body Forms:
Basis 25 x 38 - 40# COATED TEXT STOCK

Four-Color & Combo Body Forms:
32 Pages as 2/16's or 4/8's	***		***
16 Pages as 1/16 or 2/8's	***		***
8 Pages as 1/8 or 2/4's	***		***
8 Page form as Double Gatefold (single web)	***		***
6 Page form as 1/6 (Low-Folio Gatefold, single web)	***		***
4 Pages as 1/4	***		***

One-Color & Two-Color Body Forms:
32 Pages as 2/16's	***		***
16 Pages as 1/16 or 2/8's	***		***
8 Pages as 1/8 or 2/4's	***		***
4 Pages as 1/4	***		***

Percentage Additionals for All Forms
Press Stop	***	%
Each Plate Changed	***	%
Change Paper	***	%
Drop Web	***	%
Wash-up			***	%
Perforating			***	%

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc. OFFSET Magazines	Page A.1-10 January 1, 2004

EXHIBIT A.1 - PRICE SCHEDULE

PAPER IN POUNDS - 7 3/4 x 10-1/2"

-A furnished paper handling fee of .036 /M pages will be applied.

	Makeready #'s		#'s Per 1,000 Copies
Cover Form:
Basis 25 x 38 - 70# Coated Text Stock

Four-Color Forms:
4 Page as 1/4	***		***
6 Page Low-Folio Gatefold	***		***
U.V. or Aqueous Coating, 1 side only:
4 Pages	***		***
6 Pages	***		***
Open 5th unit:
4 Pages	***		***
6 Pages	***		***

Body Forms:
Basis 25 x 38 - 38# SCA

Four-Color & Combo Body Forms:
32 Pages as 2/16's or 4/8's	***		***
16 Pages as 1/16 or 2/8's	***		***
8 Pages as 1/8 or 2/4's	***		***
8 Page form as Double Gatefold (single web)	***		***
6 Page form as 1/6 (Low-Folio Gatefold, single web)	***		***
4 Pages as 1/4	***		***

One-Color & Two-Color Body Forms:
32 Pages as 2/16's	***		***
16 Pages as 1/16 or 2/8's	***		***
8 Pages as 1/8 or 2/4's	***		***
4 Pages as 1/4	***		***

Body Forms:
Basis 25 x 38 - 38# COATED #3

Four-Color & Combo Body Forms:
32 Pages as 2/16's or 4/8's	***		***
16 Pages as 1/16 or 2/8's	***		***
8 Pages as 1/8 or 2/4's	***		***

Percentage Additionals for All Forms
Press Stop	***	%
Each Plate Changed	***	%
Change Paper	***	%
Drop Web	***	%
Wash-up			***	%
Perforating			***	%

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

COVER

80# Cover - (bs25x38) Coated Offset, 34.25000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover. 4pp as 1/4. 4 out same
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***
Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

80# Cover - (bs25x38) Coated Offset, 33.25000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover, 4pp as 1/4, 4 out same
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

80# Cover - (bs25x38) Coated Offset, 32.75000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover. 4pp as 1/4. 4 out same
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

80# Cover - (bs25x38) Coated Offset, 25.00000" rolls
	Plates/MR	Run per 1000

Perfect Bound Cover. 6pp gatefold as 1/6
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***

80# Cover - (bs25x38) Coated Offset, 25.00000" rolls

Full Web
Cover. M-1000 Presswork Additionals (continued)
Press stop and polish out	***
Stock change	***

80# Cover - (bs25x38) Coated Offset, 24.25000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover. 6pp gatefold as 1/6
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover, M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

80# Cover - (bs25x38) Coated Offset, 23.75000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover, 6pp gatefold as 1/6
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

100# Cover - (bs25x38) Coated Offset, 33.25000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover, 4pp as 1/4, 4 out same
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

100# Cover - (bs25x38) Coated Offset, 32.75000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover. 4pp as 1/4. 4 out same
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover, M-1000 Presswork Additionals

UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

100# Cover - (bs25x38) Coated Offset, 24.25000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover. 6pp gatefold as 1/6
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

100# Cover - (bs25x38) Coated Offset, 23.75000" rolls

	Plates/MR	Run per 1000

Perfect Bound Cover, 6pp gatefold as 1/6
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

BODY

36# Body - (bs25x38) Coated Offset, 48.75000" rolls

	Plates/MR	Run per 1000
48pp as 2/24s
16 plates (4/4)(4/4)	***#	***#

24pp as 1/24. 2 out same
16 plates (4/4)(4/4)	***#	***#

	Plates/MR	Run per 1000
24pp as 2/12s, 2 each out same
16 plates (4/4)(4/4)	***#	***#

l2pp as 1/12. 4 out same
16 plates (4/4)(4/4)	***#	***#

Full Web
MR/Run
Body, M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body. M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

36# Body - (bs25x38) Coated Offset, 32.50000" rolls

	Plates/MR	Run per 1000
32pp as 2/16s
16 plates (4/4)(4/4)	***#	***#

l6pp as 1/16. 2 out same
16 plates (4/4)(4/4)	***#	***#

8pp as 1/8. 4 out same
16 plates (4/4)(4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body, M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

38# Body - (bs25x38) Coated Offset, 48.75000" rolls

	Plates/MR	Run per 1000
48pp as 2/24s
16 plates (4/4)(4/4)	***#	***#

24pp as 1/24. 2 out same
16 plates (4/4)(4/4)	***#	***#

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

38# Body - (bs25x38) Coated Offset, 32.50000" rolls

	Plates/MR	Run per 1000
4pp as 1/4. 4 out same
8 plates (4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

40# Body - (bs25x38) Coated Offset, 51.00000" rolls

	Plates/MR	Run per 1000
48pp as 2/24s
16 plates (4/4)(4/4)	***#	***#

24pp as 1/24. 2 out same
16 plates (4/4)(4/4)	***#	***#

24pp as 2/12s. 2 each out same
16 plates (4/4)(4/4)	***#	***#

12pp as 1/12. 4 out same
16 plates (4/4)(4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body. M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

40# Body - (bs25x38) Coated Offset, 49.65000" rolls

	Plates/MR	Run per 1000
12pp as 1/12. 4 out s (Web1: 49.65000" Web2: 49.50000)
16 plates (4/4)(4/4)	***#	***#

Full Web
MR/Run
Body, M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

40# Body - (bs25x38) Coated Offset, 49.50000" rolls

	Plates/MR	Run per 1000
48pp as 2/245
16 plates (4/4)(4/4)	***#	***#

24pp as 1/24. 2 out same
16 plates (4/4)(4/4)	***#	***#

24pp as 2/12s. 2 each out same
16 plates (4/4)(4/4)	***#	***#

Full Web
MR/Run
Body M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body. M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

40# Body - (bs25x38) Coated Offset, 48.75000" rolls

	Plates/MR	Run per 1000
48pp as 2/24s
16 plates (4/4)(4/4)	***#	***#

24pp as 1/24. 2 out same
16 plates (4/4)(4/4)	***#	***#

24pp as 2/12s. 2 each out same
16 plates (4/4)(4/4)	***#	***#

12pp as 1/12, 4 out same
16 plates (4/4)(4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Stock change	***

Body. M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

40# Body - (bs25x38) Coated Offset, 34.00000" rolls

	Plates/MR	Run per 1000
32pp as 2/16s
16 plates (4/4)(4/4)	***#	***#

l6pp as 1/16, 2 out same
16 plates (4/4)(4/4)	***#	***#

8pp as 1/8. 4 out same
16 plates (4/4)(4/4)	***#	***#

	Plates/MR	Run per 1000
4pp as 1/4, 4 out same
8 plates (4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body. M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

40# Body - (bs25x38) Coated Offset, 33.00000" rolls

	Plates/MR	Run per 1000
32pp as 2/16s
16 plates (4/4)(4/4)	***#	***#

l6pp as 1/16. 2 out same
16 plates (4/4)(4/4)	***#	***#

8pp as 1/8. 4 out same
16 plates (4/4)(4/4)	***#	***#

4pp as 1/4. 4 out same
8 plates (4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body, M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

40# Body - (bs25x38) Coated Offset, 32.50000" rolls

	Plates/MR	Run per 1000
32 pp as 2/16s
l6 plates (4/4)(4/4)	***#	***#

l6 pp as 1/16. 2 out same
16 plates (4/4)(4/4)	***#	***#

8pp as 1/8. 4 out same
16 plates (4/4)(4/4)	***#	***#

4pp as 1/4. 4 out same
8 plates (4/4)	***#	***#

Full Web
MR/Run
Body, M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Full Web
Body, M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

60# Body - (bs25x38) Coated Offset, 32.50000" rolls

	Plates/MR	Run per 1000

2pp as 1/2, 8 out same
8 plates (4/4)	***#	***#

Full Web
MR/Run
Body, M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

Body M-3000 Presswork Additionals
Press stop	***#
Plate change, perplate	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC RR Donnelley

EXHIBIT A.2 (WElDER - 9" SIZE)

Effective Date: October 01, 2004

COVER

100# Cover - (bs25x38) Coated Offset, 37.25000" rolls

	Plates/MR	Run per 1000
Perfect Bound Cover. 4pp as 1/4. 4 out same
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

100# Cover - (bs25x38) Coated Offset, 27.25000" rolls

	Plates/MR	Run per 1000
Perfect Bound Cover, 6pp gatefold as 1/6
10 plates (5/5)	***#	***#
8 plates (4/4)	***	***

Full Web
MR/Run
Cover. M-1000 Presswork Additionals
UV coating, 4pp 1 side overall	***#
Simulated metallic or florescent ink	***
Press stop	***
Press stop and polish out	***
Stock change	***

BODY

36# Body - (bs25x38) Coated Offset, 37.00000" rolls

	Plates/MR	Run per 1000
32pp as 2/16s
16 plates (4/4)(4/4)	***#	***#
l6pp as 1/16. 2 out same
16 plates (4/4)(4/4)	***#	***#
8pp as 1/8. 4 out same
16 plates (4/4)(4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Paper Requirements Schedule

AMERICAN MEDIA, INC RR Donnelley

EXHIBIT A.2 (WElDER - 9" SIZE)

Effective Date: October 01, 2004

38# Body - (bs25x38) Coated Offset, 37.25000" rolls

	Plates/MR	Run per 1000
4pp as 1/4, 4 out same
8 plates (4/4)	***#	***#

Full Web
MR/Run
Body. M-1000 Presswork Additionals
Simulated metallic or florescent ink	***#
Press stop	***
Stock change	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

COMPUTER-TO-PLATE

Digital File Processing Includes receipt of file (edit or ad unit) and supplied SWOP certified guidance, file verification, format conversion, online proof (or one hardcopy position proof), impose and release for platemaking. Pages received after agreed upon schedule parameters charged at 25% premium.

If ad, the price includes: generate lo-res replacement file, post to image database, and archive files for use in open press interface (OPI) workflow. Return film and store files for 13 months.

Each
PDF/X (1-a, 2) files, per page	$	***
Raster (DCS2/Tiff-It/CTLW, etc.) files, per page		***
Postscript and other PDF files, per page		***
Application files, per page		***
1/c version change, PDF/X files, per page		***
1/c version change, Raster files, per page		***
1/c version change, Postscript and other PDF files, per		***
1/c version change, application files, per page		***

Digital Element Placement

Place customer-supplied or DSC-generated digital element into final page
Place digital element, per element	$	***

Proofing

Includes generate and next day delivery of single-page proof

Digital color position proof, per page	$	***
4/c digital non dot proof, per page		***
4/c digital dot proof, per page		***

Digital Information Storage/Retrieval

Archive on media and return to customer, per CD	$	***
High-resolution download, per unit		***
(Provide access to high-res version of final page/element)

AdSp ring

Set up charge, per title	$	***
Access for up to 5 users, per month		***
Access for add’l users (over 5), per month per user		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WEIDER - STANDARD SIZE)

Effective Date: October 01, 2004

PLATES AND PRESSWORK

Includes plates and presswork. Ink and paper are additional.

	Plates/MR		Run per 1000
Saddle Stitch Cover, 4pp as 1/4, 4 out same
10 plates (5/5)	$	***	$	***
8 plates (4/4)		***		***

Perfect Bound Cover, 4PP as 1/4, 4 out same
10 plates (5/5)	$	***	$	***
8 plates (4/4)		***		***

Perfect Bound Cover, 6pp gatefold as 1/6
10 plates (5/5)	$	***	$	***
8 plates (4/4)		***		***

48 pp as 2/24’s
16 plates (4/4)(4/4)	$	***	$	***

24pp as 1/24, 2 out same
16 plates (4/4)(4/4)	$	***	$	***

24pp as 2/12’s, 2 each out same
16 plates (4/4)(4/4)

l2pp as 1/12, 4 out same
16 plates (4/4)(4/4)	$	***	$	***

32pp as 2/16’s
16 plates (4/4)(4/4)	$	***	$	***

l6pp as 1/16, 2 out same
16 plates (4/4)(4/4)	$	***	$	***

8pp as 1/8, 4 out same
16 plates (4/4)(4/4)	$	***	$	***

4pp as 1/4, 4 out same
8 plates (4/4)	$	***	$	***

2pp as 1/2, 8 out same
Includes cutting
8 plates (4/4)	$	***	$	***

	Cover		Body

M-1000 Presswork additionals
UV coating, 4pp 1 side overall	$	***	$	***
Simulated metallic or florescent ink		***		***
Additional to 5th unit
Press stop		***	$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Plate change, per plate		***		***
Press stop and polish out		***
Stock change		***		***
Credit per plate not used		***		***

M-3000 Presswork Additionals

Press stop			$	***
Plate change, per plate				***
Credit per plate not used				***

INK

	Cover		Body
Per page, per 1,000.
1/color Black	$	***	$	***
2/color Black & Process or PMS		***		***
3/color Black & 2 Process or PMS		***		***
4/color Process 0.485 0.291 5/color Process & PMS		***		***
5/color Process & PMS		***
6/color Process & 2 PMS		***
1/color Simulated Metallic/Florescent		***
UV Coating		***

BINDING

	Makeready		Run per 1000
Off-Line Trimming

1 cut, first 4 pp	$	***	$	***

Saddle Stitch

Basic	$	***	$	***
Each section				***
Order card fed flat from permanent card feeder				***
Envelope or full size order card				***
Blow in card				***
6-page gatefold (add’l to section charge)				***

Each
Lot change, per signature			$	***

Run per 1000
5% slowdown			$	***
10% slowdown				***
15% slowdown				***
20% slowdown				***
25% slowdown				***
30% slowdown				***
35% slowdown				***
40% slowdown				***
45% slowdown				***
50% slowdown				***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Perfect Bind

Basic	$	***	$	***
Each section		***		***
Order card fed flat from permanent card feeder				***
Envelope or full size order card				***
Blow-in card				***
6-page gatefold				***
Reverse bind 4pp to create 6pp		***		***

Perfect Bind (continued)

Each
Lot change, per signature			$	***

Run per 1000
5% slowdown			$	***
10% slowdown				***
15% slowdown				***
20% slowdown				***
25% slowdown				***
30% slowdown				***
35% slowdown				***
40% slowdown				***
45% slowdown				***
50% slowdown				***

DISTRIBUTION

Mailing

Address (label or ink jet, in-line w/saddle-stitcher or perfect binder) direct to front cover (parallel to foot), sort, bundle, bag/palletize and enter into the local U.S. Postal service office. Periodicals carrier route presort, minimum 6 per bundle, 24 per bag. Postage is additional.

Makeready
Address, bag and load bound books	$	***	$	***
Add’l for shrinkwrap bundles				***
Add’l for pressure sensitive labels				***
Add’l for quanitites less than 25,000				***
Add’l for quantities from 25,000 thru 49,999 copies				***
Add’l for quantities from 50,000 thru 99,999 copies				***

Off-Line Mail

Label direct to front cover, sort, bundle, bag and
enter into the local U.S. Postal Service office.
Periodicals 5-digit presort; minimum 6 per bundle, 24
per bag. Postage is additional.
Address, bag and load bound books	$	***	$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Polybag & Mail

Label direct to top piece, polybag (1.5 ml poly) sort, bundle, bag and deliver to the local U.S. Postal Service office. Periodicals 5-digit presort; minimum 6 per bundle, 24 per bag. See plant specifications for host/supplement specifications and maximum number of supplements. Postage is additional.

Up to 144 pp (not including onserts)	$	***	$	***
Over 144 pages thru 300 pp		***		***
Save for no mailing		***		***

	Makeready		Run per 1000
Polybag & Mail (continued)
Addl for preprinted generic film			$	***
Addl for postal bar code (machinable) poly	$	***		***
Addl for quantities less than 25,000 copies				***
Addl for quantities from 25,000 thru 49,999 copies				***
Addl for quantities from 50,000 thru 99,999 copies				***
Version change		***
Non-Selective Onserts: 2pp 6 x 4 card		***		***
Non-Selective Onserts: 2pp thru 24pp		***		***
Non-Selective Onserts: Over 24pp thru 48pp		***		***
Non-Selective Onserts: Over 48pp thru 72pp		***		***
Non-Selective Onserts: Over 72pp thru 96pp		***		***
CD Onsert		***		***

Newsstand Bundles

Bundle, ATRACS label, tie and load bound books (up to 40# per bundle and in accordance with RRD machine specifications)

70 copies per bundle	$	***	$	***
50 copies per bundle		***		***
40 copies per bundle		***		***
30 copies per bundle		***		***
25 copies per bundle		***		***
20 copies per bundle		***		***

Each
Odd bundles, per bundle			$	***

Run per 1000
Co-mailing

Makeready			$	***
Running			$	***

Each
Version change			$	***
Late fee due to non-receipt of data in time, per day				***
Drop out fee after deadline (inc. moves)				***
Programming, per hour				***
Programming: Minimum charge				***
(Available by request only)

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - STANDARD SIZE)

Effective Date: October 01, 2004

Tearsheets

Cover tearsheets	$	***

Miscellaneous

Prepare postal forms #3541 & #3542, per issue: 1st form	$	***
Prepare postal forms #3541 & #3542, per issue: Addl		***
Prepare 3rd Class postal permit #3602 (drop ship)		***
Prepare export documents, per issue, per form		***
Pack in cartons (maximum 40#/ctn)		***
Pack & band cartons/bundles on pallets		***

Miscellaneous (continued)

Each
Pack on pallets w/telescopic cartons $42.42
Set up, per batch		***
Meter strips		***

Run per 1000
Insert copy in furnished envelope, label and mail	$	***
(envelopes are additional)
Insert copy in RRD envelope, label and mail		***

Each
Interplant handling, per skid	$	***

Storage/Inventory

Receive furnished inserts, per skid	$	***
Storage: First month, per skid		***
Storage: Each add’l month, per skid		***

Per cwt.
Furn. paper in excess of allotment - per month/cwt.	$	***

Paper Handling

Customer furnished paper - per cwt.	$	***

DONNELLEY LOGISTICS

DLS Pool Freight

Pool freight, per cwt.	$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - 9” SIZE)

Effective Date: October 01, 2004

COMPUTER-TO-PLATE

Digital File Processing

Includes receipt of file (edit or ad unit) and supplied SWOP certified guidance, file verification, format conversion, online proof (or one hardcopy position proof), impose and release for platemaking. Pages received after agreed upon schedule parameters charged at 25% premium.

If ad, the price includes: generate lo-res replacement file, post to image database, and archive files for use in open press interface (OPI) workflow. Return film and store files for 13 months.

Each

PDF/X (1-a, 2) files, per page	$	***
Raster (DCS2/Tiff-It/CTLW, etc.) files, per page		***
Postscript and other PDF files, per page		***
Application files, per page		***
1/c version change, PDF/X files, per page		***
1/c version change, Raster files, per page		***
1/c version change, Postscript and other PDF files, per		***
1/c version change, application files, per page		***

Digital Element Placement
Place customer-supplied or DSC-generated digital element into final page.
Place digital element, per element	$	***

Proofing
Includes generate and next day delivery of single-page proof.
Digital color position proof, per page	$	***
4/c digital non dot proof, per page		***
4/c digital dot proof, per page		***

Digital Information Storage/Retrieval
Archive on media and return to customer, per CD	$	***
High-resolution download, per unit		***
(Provide access to high-res version of final page/element)

AdSpring
Set up charge, per title	$	***
Access for up to 5 users, per month		***
Access for add’l users (over 5), per month per user		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

1	11/10/2004

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - 9" SIZE)

Effective Date: October 01, 2004

PLATES AND PRESSWORK

Includes plates and presswork. Ink and paper are additional.

	Plates/MR		Run per 1000
Saddle Stitch Cover, 4pp as 1/4, 4 out same
Plates/MR Run per 1000
10 plates (5/5)	$	***	$	***
8 plates (4/4)		***		***

Perfect Bound Cover, 4pp as 1/4, 4 out same
10 plates (5/5)	$	***	$	***
8 plates (4/4)		***		***

Perfect Bound Cover, 6pp gatefold as 1/6
10 plates (5/5)	$	***	$	***
8 plates (4/4)		***		***

32pp as 2/16’s
16 plates (4/4)(4/4)	$	***	$	***

l6pp as 1/16, 2 out same
16 plates (4/4)(4/4)	$	***	$	***

8pp as 1/8, 4 out same
16 plates (4/4)(4/4)	$	***	$	***

4pp as 1/4, 4 out same
8 plates (4/4)	$	***	$	***

M-1000 Presswork Additionals

	Cover		Body
UV coating, 4pp 1 side overall	$	***	$	***
Simulated metallic or florescent ink		***		***
Additional to 5th unit
Press stop		***	$	***
Press stop and polish out		***
Stock change		***		***
Credit per plate not used		***		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2	11/10/2004

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - 9" SIZE)

Effective Date: October 01, 2004

INK

Per page, per 1,000.

	Cover		Body
1/color Black	$	***	$	***
2/color Black & Process or PMS		***		***
3/color Black & 2 Process or PMS		***		***
4/color Process		***		***
5/color Process & PMS		***
1/color Simulated Metallic/Florescent		***
UV Coating		***

BINDING

	Makeready		Run per 1000
Saddle Stitch
Basic	$	***	$	***
Each section				***
Order card fed flat from permanent card feeder				***
Envelope or full size order card				***
Blow in card				***
6-page gatefold (addl to section charge)				***

Each
Lot change, per signature			$	***

Run per 1000
5% slowdown			$	***
10% slowdown				***
15% slowdown				***
20% slowdown				***
25% slowdown				***
30% slowdown				***
35% slowdown				***
40% slowdown				***
45% slowdown				***
50% slowdown				***

Perfect Bind
Basic	$	***	$	***
Each section		***		***
Order card fed flat from permanent card feeder				***
Envelope or full size order card				***
Blow-in card				***
6-page gatefold				***
Reverse bind 4pp to create 6pp		***		***

Each
Lot change, per signature			$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3	11/10/2004

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - 9" SIZE)

Effective Date: October 01, 2004

Run per 1000
Perfect Bind (continued)
5% slowdown			$	***
10% slowdown				***
15% slowdown				***
20% slowdown				***
25% slowdown				***
30% slowdown				***
35% slowdown				***
40% slowdown				***
45% slowdown				***
50% slowdown				***

DISTRIBUTION

Mailing

Address (label or ink jet, in-line w/saddle-stitcher or perfect binder) direct to front cover (parallel to foot), sort, bundle, bag/palletize and enter into the local U.S. Postal service office. Periodicals carrier route presort, minimum 6 per bundle, 24 per bag. Postage is additional.

Makeready
Address, bag and load bound books	$	***	$	***
Add’l for shrinkwrap bundles				***
Add’l for pressure sensitive labels				***
Add’l for quantities less than 25,000				***
Add’l for quantities from 25,000 thru 49,999 copies				***
Add’l for quantities from 50,000 thru 99,999 copies				***

Off-Line Mail
Label direct to front cover, sort, bundle, bag and enter into the local U.S. Postal Service office. Periodicals 5-digit presort; minimum 6 per bundle, 24 per bag. Postage is additional.
Address, bag and load bound books	$	***	$	***

Polybag & Mail

Label direct to top piece, polybag (1.5 ml poly) sort, bundle, bag and deliver to the local U.S. Postal Service office. Periodicals 5-digit presort; minimum 6 per bundle, 24 per bag. See plant specifications for host/supplement specifications and maximum number of supplements. Postage is additional.

Up to 144 pp (not including onserts)	$	***	$	***
Over 144 pages thru 300 pp		***		***
Save for no mailing		***		***
Add’l for preprinted generic film				***
Add’l for postal bar code (machinable) poly		***		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

4	11/10/2004

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - 9" SIZE)

Effective Date: October 01, 2004

	Makeready		Run per 1000
Polybag & Mail (continued)
Addl for quantities less than 25,000 copies			$	***
Addl for quantities from 25,000 thru 49,999 copies				***
Addl for quantities from 50,000 thru 99,999 copies				***
Version change	$	***
Non-Selective Onserts: 2pp 6 x 4 card		***		***
Non-Selective Onserts: 2pp thru 24pp		***		***
Non-Selective Onserts: Over 24pp thru 48pp		***		***
Non-Selective Onserts: Over 48pp thru 72pp		***		***
Non-Selective Onserts: Over 72pp thru 96pp		***		***
CD Onsert		***		***

Newsstand Bundles

Bundle, ATRACS label, tie and load bound books (up to 40# per bundle and in accordance with RRD machine specifications)
70 copies per bundle	$	***	$	***
50 copies per bundle		***		***
40 copies per bundle		***		***
30 copies per bundle		***		***
25 copies per bundle		***		***
20 copies per bundle		***		***

Co - mailing

Makeready	$	***
Running			$	***

Each
Version change			$	***
Late fee due to non-receipt of data in time, per day-				***
Drop out fee after deadline (inc. moves)				***
Programming, per hour				***
Programming: Minimum charge				***
(Available by request only)

Miscellaneous

Prepare postal forms #3541 & #3542, per issue: 1st form			$	***
Prepare postal forms #3541 & #3542, per issue: Each addl				***
Prepare 3rd Class postal permit #3602 (drop ship)				***
Prepare export documents, per issue, per form				***
Pack in cartons (maximum 40#/ctn)				***
Pack & band cartons/bundles on pallets				***
Pack on pallets w/telescopic cartons				***
Set up, per batch				***
Meter strips				***

Run per 1000
Insert copy in furnished envelope, label and mail			$	***
(envelopes are additional)

Run per 1000
Miscellaneous (continued)
Insert copy in RRD envelope, label and mail			$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

5	11/10/2004

Price Schedule

AMERICAN MEDIA, INC	RR Donnelley

EXHIBIT A.2 (WElDER - 9" SIZE)

Effective Date: October 01, 2004

Each
Interplant handling, per skid	$	***

Storage/Inventory

Receive furnished inserts, per skid	$	***
Storage: First month, per skid		***
Storage: Each add’l month, per skid		***

Per cwt.
Furn. paper in excess of allotment - per month/cwt.	$	***

Paper Handling
Customer furnished paper - per cwt.	$	***

DONNELLEY LOGISTICS

DLS Pool Freight
Pool freight, per cwt.	$	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

6	11/10/2004

American Media, Inc. AMI Titles	Page B-1 November 10, 2004

EXHIBIT B - PRODUCTION SCHEDULE - AMI Titles

Megacast Closing Times

	A Cylinder	B Cylinder
National Enquirer (60)	***	***
National Enquirer (84)	***	***

Globe (60)	***	***
Globe (84)	***	***

Mira (Biweekly)	***	***

Country Weekly Cover	***
Country Weekly	***	***

Examiner (48)	***	***
Examiner (72)	***	***

Weekly World News (72)	***	***

Sun (72)	***	***

*	Glasgow production (Lancaster production requires a *** close)

Note: All Times Eastern Standard Time

***	Confidential information omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. AMI Titles	Page B-2 November 10, 2004

EXHIBIT B - PRODUCTION SCHEDULE

Title:	Street Performance Compact SPC	Maximum Performance Horsepower MPH
Body pgs due	***	***
Cover pgs due	***	***

Plates to Press begin	***	***

Paper Due	***	***

Furnished Materials	***	***

Start Ship N/S	***	***

On-Sale	***	***

Complete Ship Mail	***	***

Avg. Pages:	***	***

Print Order (M):	***	***

Binds:	***	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. Weider Titles	Page B.1-1 November 10, 2004

EXHIBIT B.1 - PRODUCTION SCHEDULE (WEIDER)

X minus schedule for due dates

	Muscle & Fitness	Flex	Men’s Fitness	Shape	Natural Health	Hers	Fit Pregnancy	Specials
Forms due to Printer
Files for first 48’s (2 to 3)	***	***	***	***	***	***	***	***
Balance of files	***	***	***	***	***	***	***

Manufacturing & Distribution
Insets due to printer	***	***	***	***	***	***	***	***
Print order due to printer	***	***	***	***	***	***	***	***
Newsstand galley due to printer	***	***	***	***	***	***	***	***
Press start	***	***	***	***	***	***	***	***
Sub files/labels due to printer	***	***	***	***	***	***	***
Start ship N/S copies	***	***	***	***	***	***	***	***
N/S shipping cycle complete	***	***	***	***	***	***	***
Sub mail start/complete	***	***	***	***	***	***	***
In home start/complete	***	***	***	***	***	***	***
Completion report due Weider	***	***	***	***	***	***	***

Newsstand on sale date	***	***	***	***	***	***	***	***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Incorporated by Contract Change No. 1

American Media, Inc. All Titles	Page C-1 November 10, 2004

EXHIBIT C –

ROLL SPECIFICATIONS AND SHIPPING INSTRUCTIONS

Process To Be Used	Roll Diameter	Maximum Roll Weight
Rotogravure	45" Min	See detail by plant
50" Max

Special Marking: - Rotogravure

Color Code band or label to indicate deckle position.

Cores: - Rotogravure

Roto – 6" ID non-returnable fiber cores (see detail by plant)

Mill Splices: - Roto Gravure

A.	Marking – see roll stenciling

B.	No Splices shall be within 6" of core.

C.	No Splices shall be closer than 2" from outside of roll on the diameter.

D.	No splices shall be closer than 1" apart on the diameter.

E.	No more than three splices in any one roll up to 50” in diameter.

F.	No more than 25 splices per 100 rolls.

Roll Stenciling: - Rotogravure

A.	Roll number within 10" of core.

B.	Mill splices to be marked with an arrow between the splice and the core.

C.	Arrow to show unwind direction.

Labels: - Rotogravure

Show the following:

A.	Gross Weight

B.	Purchase Order Number

C.	Roll Width in Inches

D.	Mill Grace or Trade Name

E.	Basis Weight and Basis Size

F.	Arrow Showing Unwind Directions

G.	Mill Roll Number in Accordance with the TAPPI Numbering System.

H.	Affix One Label on the Top End of the Roll and One Label on the Side.

As revised by Contract Change No. 1

American Media, Inc. All Titles	Page C-2 November 10, 2004

EXHIBIT C –

ROLL SPECIFICATIONS AND SHIPPING INSTRUCTIONS

The following represents the most desirable flow of paper work for customer supplied paper:

1.	The customer should send copies of purchase orders to R.R. Donnelley when orders are placed. Please send to the following address:

To GALLATIN:	ATTN: Paper Department
R.R. DONNELLEY & SONS COMPANY
801 Steam Plant Road
Gallatin, TN 37066

To LANCASTER:	ATTN: Customer Service Department
R.R. DONNELLEY & SONS COMPANY
216 Greenfield Road
Lancaster, PA 17601

To RENO:	ATTN: Paper Coordinator
Materials Department
R.R. DONNELLEY & SONS COMPANY
14100 Lear Blvd.
Reno, NV 89506

To WARSAW:	ATTN: Inventory Control Department
R.R. DONNELLEY & SONS COMPANY
2801 W. Old Route 30
Warsaw, IN 46580

To SPARTANBURG:	ATTN: Paper Department
R.R. DONNELLEY & SONS COMPANY
300 Jones Road
Spartanburg, SC 29307

2.	The customer should send copies of paper invoices when received. Send to the following address:

To GALLATIN:	ATTN: Paper Department
R.R. Donnelley and Sons Company
801 Steam Plant Road
Gallatin, TN 37066

To LANCASTER:	ATTN: Customer Service Department
R.R. DONNELLEY & SONS COMPANY
216 Greenfield Road
Lancaster, PA 17601

As revised by Contract Change No. 1

American Media, Inc. All Titles	Page C-3 November 10, 2004

EXHIBIT C –

ROLL SPECIFICATIONS AND SHIPPING INSTRUCTIONS

2.	Continued

To RENO:	ATTN: Paper Coordinator
Materials Department
R.R. DONNELLEY & SONS COMPANY
14100 Lear Blvd.
Reno, NV 89506

To WARSAW:	ATTN: Inventory Control Department
R.R. DONNELLEY & SONS COMPANY
2801 W. Old Route 30
Warsaw, IN 46580

To SPARTANBURG:	ATTN: Paper Department
R.R. DONNELLEY & SONS COMPANY
300 Jones Road
Spartanburg, SC 29307

3.	If the paper supplier does not utilize the electronic transmission of manifests, they are requested to send manifests to R.R. Donnelley prior to delivery of paper. Send to the following address:

To GALLATIN:	ATTN: Paper Department
R.R. Donnelley and Sons Company
801 Steam Plant Road
Gallatin, TN 37066

To LANCASTER:	ATTN: Customer Service Department
R.R. DONNELLEY & SONS COMPANY
216 Greenfield Road
Lancaster, PA 17601

To RENO:	ATTN: Paper Coordinator
Materials Department
R.R. DONNELLEY & SONS COMPANY
14100 Lear Blvd.
Reno, NV 89506

To WARSAW:	ATTN: Inventory Control Department
R.R. DONNELLEY & SONS COMPANY
2801 W. Old Route 30
Warsaw, IN 46580

To SPARTANBURG:	ATTN: Paper Department
R.R. DONNELLEY & SONS COMPANY
300 Jones Road
Spartanburg, SC 29307

As revised by Contract Change No. 1

American Media, Inc. All titles	Page C-4 November 10, 2004

PAPER ROLL SPECS Exhibit C Detail by Plant
Division	Maximum Roll Width	Maximum Diameter	Minimum Diameter	Max. Weight in Pounds	Inside Diameter Core Size	Core Code	Core Type
Gallatin	94"	50"	45"	***	6" *	6-F9	Fiber plain - No plugs

* 6" cores always preferred, if 3" cores are unavoidable use 3-U16 and plant must approve prior to manufacturing
Divisional Contacts: Paper Coordinator - Jim Handler (615)-230-1246)
Deliveries - Roger Tenpenny (615)-230-1385

Lancaster	96"	50"		***	6" *	6-F9	Fiber plain

* 6" cores always preferred, if 3" cores are unavoidable use 3-U16 and plant must approve prior to manufacturing
Divisional Contacts: Paper Coordinator - Jean Knight (717)-293-2218
Deliveries - Roll Storage Expediter (717)-293-2076

Reno	<75"	50"	45"	***	3" or 6"*	3-F9 or 6-L4	Fiber plain - with plugs
	75" - 108"	50"	45"	***	6"	6-M6	Fiber plain - with plugs
	75" - 108"	50"	45"	***	6"	6-F9	Fiber plain - with plugs
	75" - 108"	50"	45"	***	6"	6-H12	Fiber plain - with plugs

* 6" cores always preferred, if 3" cores are unavoidable use 3-U16 and plant must OK prior to manufacturing
Divisional Contacts: Paper Coordinator - Susan Boner (775)-677-3747
Deliveries - Micheal Porter (775)-677-3940

Spartanburg	96 3/8"	50"	45"	***	6" *	6-H12	Fiber plain - with plugs

* If 6" are not possible on < 70", use 3" w/metal caps or Enstil 500L, 7353 Insert with Bridge Keyway w/plugs are required with core code 3X14. Plant must approve of 3" cores prior to manufacturing

* If 6" are not possible on > 70", should be Fiber plain with core code 3U16
Divisional Contacts: Paper Coordinator - Ray Allen (864)-579-6344
Deliveries - Jerry Hyleman (864)-579-6217

Warsaw	<69"	50"	45"	***	3" or 6" *	3-X14 or 6-M6	Fiber plain - no plugs
	<78 3/4"	50"	45"	***	3" or 6" *	3X14 or 6F9	Fiber plain - no plugs
	125"	50"	45"	***	6"	6U16	Fiber plain - no plugs

* 6" cores always preferred, if 3" cores are unavoidable use 3-U16 and plant must approve prior to manufacturing
Divisional Contacts: Paper Coordinator - Lin Osborn (219)-267-9332
Deliveries - Terry Miller (219)-267-9356

Glasgow
M-1000	<37.5"	50"	45"	***	3"	3-M6	Fiber bridge notched - with plugs
M-3000	<51"	50"	45"	***	3"	3-H12	Fiber plain - with plugs

Cores must be 3" Fiber with bridge notches in the M-1000 size and no notches in the M-3000 size. Any variation must be approved by the Division.
Divisional Contacts: Paper Supervisor - Ken Berry (270)678-0275
Deliveries - Terry Williams (270)678-0246 or Mark Bowman (270)678-0541

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As incorporated in Contract Change No. 1

American Media, Inc. All titles	Page D-1 November 10, 2004

EXHIBIT D - HOLIDAY SCHEDULE

The following is a list of days during which holiday doubletime rates are applicable:

*NEW YEARS DAY

EASTER SUNDAY

MEMORIAL DAY

*INDEPENDENCE DAY

LABOR DAY

THANKSGIVING

*CHRISTMAS EVE

*CHRISTMAS DAY

*NEW YEARS EVE

*	In the event that any of these holidays should occur on a Saturday, the previous Friday will be considered the holiday. In the event that any of these holidays should occur on a Sunday, the following Monday shall be considered the holiday.

As Revised by Contract Change No. 1

American Media, Inc. AMI titles	Page E-1 November 10, 2004

EXHIBIT E - MANUFACTURING PLAN

PRIMARY TITLES (ENQ/GLOBE)

Plant	B 60/60 Presses	Title	Cylinders	Plant	B1 60/84 Presses	Title	Cylinders	Plant	B2 84/60 Presses	Title	Cylinders
Gallatin	P1	ENQ	***	Gallatin	P1	ENQ	***	Gallatin	P1	ENQ	***
	P1	GLOBE	***		P1	GLOBE	***		P1	GLOBE	***

Lancaster	P1	ENQ	***	Lancaster	P1	ENQ	***	Lancaster	P1	ENQ	***
	P1	GLOBE	***		P1	GLOBE	***		P1	GLOBE	***

Reno	P1	ENQ	***	Reno	P1	ENQ	***	Reno	P1	ENQ	***
	P1	GLOBE	***		P1	GLOBE	***		P1	GLOBE	***

Warsaw	P1	ENQ	***	Warsaw	P1	ENQ	***	Warsaw	P1	ENQ	***

Total Cyls.			***	Total Cyls.			***	Total Cyls.			***

Billable Cyls.	Original		***	Billable Cyls.	Original		***	Billable Cyls.	Original		***
	Following Form *		***		Following Form *		***		Following Form *		***

Expected	Occurances/year		***	Expected	Occurances/year		***	Expected	Occurances/year		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. All titles	Page E-2 November 10, 2004

EXHIBIT E - MANUFACTURING PLAN

SECONDARY TITLES (SUN/WWN/EXAMINER/MIRA!)

MIRA! Wks	Regular			MIRA! Wks	EXAM expanded
Plant	72/72/48/60 Presses	Title	Cylinders	Plant	72/72/72/60 Presses	Title	Cylinders
Gallatin	P1	SUN	***	Gallatin	P1	SUN	***
		WWN	***			WWN	***
		EXAM/MIRA	***			EXAM	***
		EXAM bal	***			MIRA!	***

Total Cyls.			***	Total Cyls.			***

Billable Cyls.			***	Billable Cyls.			***

Expected	Occurances/year		***	Expected	Occurances/year		***

non-MIRA! Wks	Regular			non-MIRA! Wks	EXAM expanded
Plant	72/72/48 Presses	Title	Cylinders	Plant	72/72/72 Presses	Title	Cylinders
Gallatin	P1	SUN	***	Gallatin	P1	SUN	***
		WWN	***			WWN	***
		EXAM	***			EXAM	***

Total Cyls.			***	Total Cyls.			***

Billable Cyls.			***	Billable Cyls.			***

Expected	Occurances/year		***	Expected	Occurances/year		***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. All titles	Page F-1 November 10, 2004

Intentionally left blank

As revised by Contract Change No. 1

American Media, Inc.	Page G-1 November 10, 2004

EXHIBIT G - TERMINATION CHARGES

This entire Exhibit G has been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc. All titles	Page H-1 November 10, 2004

EXHIBIT H - EXCESSIVE WEB BREAKS

1.	Excess Web Breaks shall be defined as more than *** web breaks per 100 rolls of paper (***%), any diameter, and shall be billed for at the rates listed in Exhibit A. Total web breaks relate to the total rolls used for one week of production. Charges for handling rejected paper are also listed in Exhibit A and will be billed separately by each division at the end of each quarter.

2.	The divisions will perform a quarterly review of the mills that supply paper for American Media titles and the results will be reported to the Gallatin division and then forwarded to American Media.

3.	If, at the end of a quarter, the web breaks in a division for a given mill is ***% or less, no spoilage will be deducted from Donnelley’s annual usage.

4.	If, at the end of a quarter, the web breaks in a division for a given mill are between ***% and ***%, the mill will be notified (by phone call or letter) and such notification will kept on file and used for the quarterly review.

5.	In the event of #4 above, a tonnage debit memo will be issued for the difference between actual performance and ***%. For example, if Mill X has a ***% quarterly performance in a division and 1,000 rolls were run during that time, then the amount spoilage is calculated as follows:

***% - ***% = ***%

1,000 rolls x *** = *** web breaks chargeable

*** x 1,000#/web break = ***# spoilage (deducted from annual consumption)

6.	If, at the end of quarter, web breaks for a given mill exceed ***%, the situation will be considered “disaster” performance. The mill will be contacted immediately and informed of the situation. Alternative paper (series, rolls or mill) will be found to complete the run. Mill representatives will be asked to visit the division to help work through the problem.

7.	Rolls taken to press which have visual defects after the wrappers have been removed (i.e. crushed cores, noticeable out-of-round shape or winding problems) shall not be used. They will be set aside for review by Donnelley and the (paper) Mill representative who will determine the extent of damage and viability of the roll(s).

8.	In the event that web breaks occur, on the same roll or in the same series, due to a paper defect, that series or lot of paper will be pulled off press. Donnelley must provide evidence of the web breaks to the Mill representative who will evaluate the situation and determine a method of dispositioning the defective paper. Donnelley understands the importance of meeting the Publisher’s schedule and agrees no to spend multiple hours trying to get a defective series to run.

9.	All additional paper associated with Excessive Web Breaks, shall not be included in the calculation of over/under consumption of paper in any division.

10.	All charges associated with Excessive Web Breaks will be billed separately and invoices for such will be sent directly to American Media. Evidence collected for each web break must be given to the Mill representative directly, per American Media’s contact list.

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

American Media, Inc. AMI titles	Page I-1 November 10, 2004

EXHIBIT I – AMI SPECIFICATIONS

Titles	Size	Frequency	Quantity	Color	Pages	Paper	Stitch	Bundles
Nat’l Enquirer*	9-3/16" x 11-1/8"	40x/year	***	4C/4C	60p	***	on press	50’s
*Expanded Issues	“	12x/year	***	“	84p	***	“	50’s

Globe*	9-3/16" x 11-1/8"	40x/year	***	4C/4C	60p	***	on press	50’s
*Expanded Issues	“	12x/year	***	“	84p	***	“	50’s

Examiner	9-3/16" x 11-1/8"	40x/year	***	4C/4C	48p	***	on press	100’s
*Expanded Issues	“	12x/year	***	“	72p	***	“	50’s

Sun	9-3/16" x 11-1/8"	52x/year	***	4C/1C	72p	***	on press	50’s

Mira	9-3/16" x 11-1/8"	26x/year	***	4C/4C	60p	***	on press	100’s

Weekly World News	9-3/16" x 11-1/8"	52x/year	***	1C/1C	72p	***	on press	50’s

Country	9" x 10-7/8"	26x/year	***	4C/4C	72-96 body	***	saddlestitch	50’s
				4C/4C	4 cover	***

Street	7-3/4" x 10-1/2"	6x/year	***	4C/4C	120 body	***	patent	50’s
Performance Compact (SPC)				4C/4C	4 cover	***

Maximum	9" x 10-7/8"	10x/year	***	4C/4C	112 body	***	patent	50’s
Performance Horsepower (MPH)				4C/4C	4 cover	***

Notes:

Enquirer, Globe, Examiner, Sun, Mira, and WWN represent “untrimmed” sizes

SPC and MPH represent “trimmed” sizes—paper requirements will include additional binding waste

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc. Weider titles	Page I.1-1 November 10, 2004

EXHIBIT I.1 – WEIDER SPECIFICATIONS

Titles	Size	Frequency	Quantity	Color	Pages	Paper	Bind	Bundles
Fit Pregnancy	7-7/8" x 10-1/2"	6x/year	***	4C/4C 6 or 5C/4C	168 body 4 cover	*** ***	patent	25’s

Flex	7-7/8" x 10-1/2"	12x/year	***	4C/4C 6 or 5C/4C	320 body 4 cover	*** ***	patent	25’s

Men’s Fitness	8-1/4" x 10-7/8"	10x/year	***	4C/4C 6 or 5C/4C	144 body 4 cover	*** ***	patent	25’s

Muscle & Fitness	7-7/8" x 10-1/2"	12x/year	***	4C/4C 6 or 5C/4C	248 body 4 cover	*** ***	patent	25’s

Muscle & Fitness
Hers	7-7/8" x 10-1/2"	8x/year	***	4C/4C 7, 6 or 5C/4C	120 body 4 cover	*** ***	patent	25’s

Natural Health	8-1/4" x 10-7/8"	10x/year	***	4C/4C 7, 6 or 5C/4C	120 body 4 cover	*** ***	patent	25’s

Shape	7-7/8" x 10-1/2"	12x/year	***	4C/4C 7 or 6C/4C	224 body 4 cover	*** ***	patent	25’s

Specials	9" x 10-7/8"	6x/year	***	4C/4C 6 or 5C/4C	112 body 4 cover	*** ***	patent	25’s

Above represents “trimmed” sizes—paper requirements will include additional binding waste

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As Revised By Contract Change No. 1

American Media, Inc. All titles	Page J-1 November 10, 2004

EXHIBIT J - PAPER STORAGE

Allowed tonnage per gravure plant:

A.	*** Inventory - (See assumptions below)

Plant	Titles	Tonnage
Lancaster	NE / Globe	*** #

Spartanburg	Country	***

Warsaw	NE / AMIS	***

Reno	NE / Globe / AMIS	***

Gallatin	NE / Globe / Sun / WWN / Examiner / Mira!	***

	TOTAL	*** #

B.	All tonnage based on the following assumptions:

NE - ***
Globe - ***
Sun - ***
WWN - ***
Examiner - ***
Mira! - ***
AMIS - ***
Country - ***

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. All titles	Page J-2 November 10, 2004

EXHIBIT J – PAPER STORAGE (AMI offset magazines)

Allowed Inventory *** Issues

Plant	Title	Pounds Allowed
Glasgow	Street Performance Compact	***
Glasgow	Maximum Performance Horsepower	***

Allowed Inventory *** weeks (*** issues)

Plant	Title	Pounds Allowed
Glasgow	Country Weekly Covers	***

EXHIBIT J – PAPER STORAGE (Weider offset magazines)

Allowed Inventory for Weider titles – to come

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

As revised by Contract Change No. 1

American Media, Inc. All titles	Page K-1 November 10, 2004

EXHIBIT K

Intentionally left blank

As revised by Contract Change No. 1

American Media, Inc. All titles	Page L-1 November 10, 2004

EXHIBIT L - LOCATION OF WORK

TITLE	RENO	GALLATIN	WARSAW	LANCASTER	SPARTANBURG	GLASGOW
National Enquirer	X	X	X	X
Globe	X	X	X	X
Sun		X
Examiner		X
WWN		X
Country Weekly					X
Mira!		X
Specials	TO BE DETERMINED
MPH						X
SPC						X

Weider titles to be determined.

Incorporated with Contract Change No. 1